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                                                                   EXHIBIT 10.13










                         KBD/TECHNIC, INC. VOTING TRUST













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                                KBD/TECHNIC, INC.
                             VOTING TRUST AGREEMENT

         KBD/TECHNIC, INC. VOTING TRUST AGREEMENT made this 7th day of December, 1999, by and between CECO GROUP, INC., a Delaware Corporation (the "Stockholder"), and Richard J. Blum ("Blum"), as Voting Trustee (hereinafter referred to as the "Voting Trustee"):

                              W I T N E S S E T H:

         WHEREAS, the Stockholder purchased all of the outstanding shares of stock of kbd/Technic, Inc. ("Company");

         WHEREAS, pursuant to Section 4733.16 of the Ohio Revised Code, no corporation shall provide engineering or surveying services in the State of Ohio unless more than fifty percent of the shareholders are professional engineers, professional surveyors, architects or landscape architects;

          WHEREAS, the Company may provide the services identified in Section 4733.16 of the Ohio Revised Code and therefore, the Corporation may not own directly a majority of the shares of the Company;

         WHEREAS, the Attorney General for the State of Ohio has determined that Ohio Law does not prohibit the stock of a professional association from being held in trust, for the benefit of non- professionals by an individual who is duly licensed or otherwise legally authorized to render the professional services for which the association was organized; and

         WHEREAS, the Stockholder organized this Trust to hold the common stock of the Company for the benefit of the Stockholder;

         NOW, THEREFORE, in consideration of the premises and of the mutual covenants and conditions contained herein, the parties agree as follows:

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         1. Commencement; Transfer of Stock to Voting Trustee.

                  (a) The Stockholder hereby enters into this Voting Trust Agreement for the purposes set forth herein, and the Voting Trustee hereby accepts the responsibilities of Voting Trustee hereunder and agrees to hold the assets of the Voting Trust as provided herein;

                  (b) Simultaneously with the execution hereof, the Stockholder shall cause all of the outstanding shares of common stock of the Company to be issued to the Voting Trustee to be deposited with the Voting Trustee under the terms of this Voting Trust Agreement.

                  (c) Should the Stockholder obtain or have the right to obtain additional shares of stock of the Company during the term of the Voting Trust, the Stockholder may at any time deposit additional certificates for such stock with the Voting Trustee. No stock shall be deposited hereunder except stock having general voting powers as provided in the Company's Certificate of Incorporation.

                  (d) All stock certificates delivered to the Voting Trustee under subparagraphs (a) or (b) of this Article 1 shall be duly endorsed, or accompanied by such instruments of transfer, as to enable the Voting Trustee to cause such stock certificates to be transferred into his name as such trustee.

                  (e) Any certificates for stock of the Company shall be surrendered by the Voting Trustee to the Company and canceled, and the Company shall issue to the Voting Trustee new stock certificates in the name of "kbd/Technic, Inc. Voting Trust, under agreement dated December __, 1999, Richard J. Blum, Voting Trustee."

                  (f) On receipt by the Voting Trustee of such stock certificates in his name, the Voting Trustee shall thereupon issue and deliver Voting Trust Certificates to the Stockholder in the form set forth in Article 5 hereof evidencing the number of shares so deposited (hereinafter referred to collectively as the "Voting Trust Certificates").

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         2. Term.

                  The Voting Trust shall be irrevocable and continue for a period of nine (9) years and eleven (11) months from the date hereof, unless terminated pursuant to Article 6 hereof or renewed as described in Article 6 hereof.

         3. Transfer of Certificates.

                  (a) Subject to the terms of Article 16, the Voting Trust Certificates shall be transferable by the registered owners thereof on the books of the Voting Trustee at the Principal Office of the Voting Trustee (as hereinafter defined in subparagraph (c) of Article 12 hereof) according to the rules established for that purpose by the Voting Trustee; and the Voting Trustee may treat the registered holders thereof as owners for all purposes whatsoever, except that the Voting Trust shall not be required to deliver stock certificates hereunder without the surrender of such Voting Trust Certificates. An assignee of Voting Trust Certificates shall obtain the rights set forth in this Voting Trust Agreement, and shall not otherwise be entitled to stock of the Company.

                  (b) If a Voting Trust Certificate is lost, stolen, mutilated or destroyed, the Voting Trustee, in his discretion, may issue a duplicate of such certificate upon receipt of: (i) evidence of such fact satisfactory to him;
(ii) indemnity satisfactory to him; (iii) the existing certificate, if mutilated; and (iv) his reasonable expenses in connection with the issuance of a new Voting Trust Certificate. The Voting Trustee shall not be required to recognize any transfer of a Voting Trust Certificate not made in accordance with the provisions hereof, unless the person claiming such ownership shall have produced indicia of title satisfactory to the Voting Trustee, and shall in addition deposit with the Voting Trustee indemnity satisfactory to him.

         4. Voting Trustee.

                  (a) In the event of the death, resignation or Disability, of the Voting Trustee, or if beneficial owners of a majority of the shares of the Company represented by the then outstanding Voting Trust certificates shall send the then serving Voting Trustee written notice that he is being replaced, which notice may be sent in such owners' sole direction, with or without cause, beneficial

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owners of a majority of the shares of the Company represented by the then outstanding Voting Trust Certificates shall elect a successor Voting Trustee provided, however, that such successor Voting Trustee shall be an engineer licensed to practice in the State of Ohio. Any Voting Trustee may resign by delivering sixty (60) days written notice to the Stockholder. For purposes of this subparagraph (a), the term "Disability" means incapable of performing the functions of a person's principal occupation, as determined by such person's regular, licensed physician, if any, or if not, by any licensed physician.

                  (b) The Voting Trustee (and any successor Voting Trustee) may act as a director or officer of the Company, and may contract with the Company, or be pecuniarily interested in any transaction to which the Company may be a party or in which it may in any way be interested, as fully as though he were not a Voting Trustee.

         5. Form of Voting Trust Certificates.

            The Voting Certificates shall be in the following form:

            No. _________________            _____________ Shares


                                Kbd/TECHNIC, INC.
                             AN INDIANA CORPORATION
             VOTING TRUST CERTIFICATE FOR CAPITAL STOCK PURSUANT TO
                         KBD/TECHNIC, INC. VOTING TRUST

                  This certifies that _____________ or registered assigns is entitled to all the benefits arising from the deposit with the Voting Trustee under kbd/Technic, Inc. Voting Trust Agreement hereinafter mentioned, of certificates for ___________ (___) shares of the capital stock of kbd/Technic, Inc., an Indiana corporation (hereinafter called the "Company"), as provided in such Voting Trust Agreement and subject to the terms thereof.

                  This certificate is issued, received and held under, and the rights of the owner hereof are subject to, the provisions of the kbd/Technic, Inc. Voting Trust Agreement dated as of December __, 1999 among the Voting Trustee identified therein and the various holders of similar certificates (copies of which Voting Trust Agreement, and of every agreement amending or supplementing the same, are on file in the Registered Office of the Company and in the Principal Office of the Voting Trustee). The holder of

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            this certificate, by acceptance hereof, assents to and agrees to be bound as if such Voting Trust Agreement had been signed by him in person.

                  Until the Voting Trustee shall have delivered the stock held under such Voting Trust Agreement to the holders of the Voting Trust Certificates, or to the Company, as specified in such Trust Agreement, the Voting Trustee shall possess and shall be entitled to exercise all rights and powers of an absolute owner of such stock, including the right to vote thereon for every purpose, and to execute consents in respect thereof for every purpose, it being expressly stipulated that no voting right passes to the owner hereof, or his assigns, under this certificate of any agreement, expressed or implied.

                  The registered holder hereof, or assigns, is entitled to
            receive payment equal to the amount of cash dividends, if any, received by the Voting Trustee upon the number of shares of capital stock of the Company in respect of which this certificate is issued. Dividends received by the Voting Trustee in common or other stock of the Company having general voting powers shall be retained by the Voting Trustee and in lieu of such dividends the holder hereof shall receive Voting Trust Certificates from the Voting Trustee in form similar hereto.

                  In the event that any dividend or distribution, other than cash dividends or stock of the Company having general voting powers, is received by the Voting Trustee, the Voting Trustee shall distribute the same to the registered holders of Voting Trust Certificates promptly after such receipt, pursuant to the provisions of Article 9 of such Voting Trust Agreement. Such distribution shall be made to the certificate holder or holders ratably in accordance with the number of shares represented by their respective Voting Trust Certificates.

                  Stock certificates for the number of shares of capital stock then represented by this certificate, or the net proceeds in cash or property of such shares, shall be due and deliverable hereunder upon the termination of such Voting Trust Agreement as provided therein.

                  Such Voting Trust Agreement shall continue in full force and effect pursuant to the provisions of Article 2 of such Voting Trust Agreement. Such Voting Trust Agreement may be renewed for successive nine (9) year and eleven (11) month periods, as provided therein.

                  This certificate is transferable on the books of the Voting
            Trustee at the Principal Office of the Voting Trustee by the holder hereof, either in person or by attorney duly authorized, in accordance with the rules established for that purpose by the Voting Trustee and on surrender of this certificate properly endorsed. Title to this certificate when duly endorsed shall, to the extent permitted by law, be transferable with the same effect as in the case of a negotiable instrument. Each holder hereof agrees that delivery of this certificate, duly endorsed by any holder hereof, shall vest title hereto and all rights hereunder in the transferee; provided, however, that the Voting Trustee may treat the registered holder hereof, or when presented duly endorsed in blank the bearer hereof, as the absolute owner hereof, and of all rights and interests represented hereby, for all purposes whatsoever, and the

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            Voting Trustee shall not be bound or affected by any notice to the contrary, or by any notice of any trust, whether express, implied or constructive, or of any charge or equity respecting the title or ownership of this certificate, or the share of stock represented hereby; provided, however, that no delivery of stock certificates hereunder, or the proceeds thereof, shall be made without surrender hereof properly endorsed.

                  This certificate shall not be valid for any purpose until duly signed by the Voting Trustee.

                  The term "Voting Trustee" as used in this certificate means the Voting Trustee or the successor trustees acting under such Voting Trust Agreement.

                  IN WITNESS WHEREOF, the Voting Trustee has signed this
            certificate on ______________, 19____.


                                                       ______________________
                                                            Voting Trustee

            LEGEND:

            THIS VOTING TRUST CERTIFICATE AND THE STOCK REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR ANY STATE SECURITIES LAWS. THIS CERTIFICATE MAY NOT BE SOLD, OFFERED FOR SALE OR TRANSFERRED WITHOUT AN OPINION OF COUNSEL THAT SUCH REGISTRATION IS NOT REQUIRED, THAT THE PROPOSED TRANSFER WILL NOT VIOLATE FEDERAL SECURITIES LAWS, OHIO LAWS OR ANY OTHER APPLICABLE LAWS.

            (Form of Assignment):

                  FOR VALUE RECEIVED _________________________ hereby assigns the certificate within, and all rights and interest represented thereby, to _____ (Social Security Number ) and appoints ________________ as attorney to transfer this certificate on the books of the Voting Trustee mentioned therein, with full power of substitution.

            -----------------------       -------------------------
                    Dated

                                              (Seal)

            In presence of/guaranteed by:

            -------------------------

            -------------------------

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            Note: The signature on this assignment must correspond with the name as written upon the face of this certificate in every particular, without alteration, enlargement or any change whatever. All endorsements, in the discretion of the Voting Trustee, shall be guaranteed by a bank or trust company satisfactory to the Voting Trustee.

         6. Termination Procedure; Renewal.

                  (a) At any time within two (2) years prior to the time of expiration of the kbd/Technic, Inc. Voting Trust (the "Voting Trust") as originally fixed or as last extended as provided in this Section 6, the Voting Trustee shall mail written notice of such anticipated expiration to the registered owners of the outstanding Voting Trust Certificates at their addresses as appearing on the transfer books of the Voting Trustee. Such notice shall state that the Voting Trust Certificates must be surrendered to the Voting Trustee by the expiration date in order to receive the corresponding stock in the Company or other property in exchange therefor upon termination of the Voting Trust.

                  (b) The Voting Trust shall terminate immediately upon any of the following events and at such time the remaining Voting Trust property shall be distributed to the Stockholder or its nominee:

                           (i) The sale by the Voting Trust of the shares of the Company held by it or the Voting Trust for any other reason ceasing to hold shares of the Company;

                           (ii) The Company ceasing to be registered in the State of Ohio as a corporation engaged in engineering;

                           (iii) The sale of substantially all the assets of the Company in one or more transactions;

                           (iv) The Company is no longer required to have its stock owned by an engineer licensed to practice engineering with State of Ohio for any reason;

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                           (v)    The Company dissolves prior to the expiration
                                  of the term of the Voting Trust or any renewal period thereof;

                  (c) At any time after notice of the expiration of the kbd/Technic, Inc. Voting Trust has been given as provided above and ending thirty (30) days prior to such expiration, one (1) or more holders of Voting Trust Certificates hereunder may, by written agreement and with the written consent of the Voting Trustee, renew the Voting Trust as to their stock in the Company for an additional period not to exceed nine (9) years and eleven (11) months from the expiration date of the Voting Trust as originally fixed or as last extended as provided in this Section 6. In the event of such renewal, the renewal agreement shall specify the stock that is subject to it. The Voting Trustee shall, prior to the time of expiration of the Voting Trust, file copies thereof with the Company at the Registered Office of the Company (as hereinafter defined in subparagraph (b) of Article 12 hereof) and with the Voting Trustee at the Principal Office of the Voting Trustee. Such renewal shall have the effect of creating a new voting trust as to the shares in the Company to which the renewal applies, except that such shares shall remain in the name and possession of the Voting Trustee as if no termination had occurred. Such renewal shall have no effect on the termination of the Voting Trust as to the remaining shares of stock in the Company not subject to the renewal agreement, which shall be tendered in accordance with the provisions relating to termination hereunder. No such renewal agreement shall extend the term of this Voting Trust Agreement beyond the maximum period permitted by applicable law or affect the rights or obligations of persons not parties thereto.

                  (d) Upon termination of the kbd/Technic, Inc. Voting Trust, the Voting Trust Certificates shall cease to have any effect and the holders of such Voting Trust Certificates shall have no further rights under this Voting Trust Agreement other than to receive certificates for shares of stock of the Company or other property distributable under the terms hereof upon the surrender of such Voting Trust Certificates to the Voting Trustee.

                  (e) Subject to Article 11, within thirty (30) days after the termination of the Voting Trust, the Voting Trustee shall deliver to the registered holders of such Voting Trust Certificates, at

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their addresses as they appear on the records of the Voting Trustee, properly endorsed certificates for the number of shares of the capital stock of the Company represented by the Voting Trust Certificates actually received from them.

                  (f) At any time subsequent to thirty (30) days after the termination of the Voting Trust, the Voting Trustee may deposit with the Company (if the Company shall consent to such deposit) any properly endorsed stock certificates or other property which have not been delivered to the holders of Voting Trust Certificates, together with written authority for the Company to deliver the same to the persons entitled thereto upon receipt of their Voting Trust Certificates. Upon such deposit all further liability of the Voting Trustee for the delivery of such stock certificates shall cease and the Voting Trustee shall not be required to take any further action hereunder.

         7. Rights and Powers of Voting Trustee.

                  (a) The Voting Trustee shall possess and be entitled to exercise, subject to the provisions hereof, all the rights and powers of absolute owners of all shares deposited hereunder, including, but without limitation, the right to receive dividends on such shares and the right to vote, consent in writing or otherwise act with respect to any corporate or shareholders' action, to increase or reduce the stated capital of the Company, to classify or reclassify any of the shares as now or hereafter authorized into preferred or common shares or other classes of shares with or without par value, to amend the Articles of Incorporation or By-Laws, to merge or consolidate the Company with other corporations, to sell all or any part of its assets (except for the stock of the Company without the consent of the Stockholder), to create any mortgage or security interest in or lien on any property of the Company, or for any other corporate act or purpose; provided that the Voting Trustee shall give the holders of Voting Stock certificates not less than fifteen (15) days prior written notice of the exercise of such rights and powers if such exercise is not at the request of the beneficial owners of a majority of the shares of the Company, it being expressly stipulated that no voting right shall pass to others by or under the Voting Trust Certificates, under this Voting Trust Agreement or by or under any other agreement expressed or implied.

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                  (b) In case the Company effectuates a consolidation or merger with or into another corporation, or of another corporation with or into the Company, or all or substantially all of the assets of the Company are transferred to another corporation, then in connection with such consolidation, merger or transfer the term "Company" for all purposes of this Voting Trust Agreement shall be taken to include such successor corporation. The Voting Trustee may in connection with such consolidation or merger surrender such shares and receive in lieu thereof and exchange therefor the shares issuable thereof in such merger or consolidation, and may hold the shares so received in place of the shares deposited hereunder. Thereafter, the rights and obligations of the Voting Trustee and of the holders of Voting Trust Certificates with respect to shares deposited hereunder shall for all purposes be treated as applying to the shares so received, there being substituted for each share of the Company an amount of the new shares proportionate to the entire amount of such new shares received for all of the shares of the Company so surrendered. Upon demand of the Voting Trustee to the holders of Voting Trust Certificates, such holders shall surrender their Voting Trust Certificates and shall accept in lieu thereof one (1) or more new Voting Trust Certificates in form similar to that hereinbefore set forth, but modified so as to describe expressly the interest then represented by the Voting Trust Certificate. The terms "stock" and "capital stock" as used herein shall be taken to include any stock which may be received by the Voting Trustee in lieu of all or any part of the capital stock of the Company. Any transfer tax or other charges payable in respect of any such exchange, if so required by the Voting Trustee, shall be paid by the holders of the Voting Trust Certificates.

                  (c) The Voting Trustee is authorized to become a party to or prosecute or defend or intervene in any suits or legal proceedings, and the shareholders and holders from time to time of the Voting Trust Certificates agree to hold the Voting Trustee harmless from any action or omission by him in connection therewith. The Voting Trustee shall be under no obligation to institute any action to recover amounts owed with respect to stock of the Company unless the holders of Voting Trust Certificates deposit funds in an amount sufficient for all expenses and attorneys' fees which

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may reasonably be anticipated to be incurred by the Voting Trustee in such action and agree to indemnify the Voting Trustee for all expenses and attorneys' fees in connection with such action.

                  (d) The Voting Trustee is authorized to pledge the capital stock of the Company held hereunder in connection with any financing for the benefit of, among other parties, the Stockholder.

         8. Liability of Voting Trustee.

                  Provided that the Voting Trustee gives the holders of Voting Stock certificates fifteen (15) days prior written notice of whether or not he will vote the shares of stock in accordance with the their recommendations, the Voting Trustee shall exercise business judgment in voting the shares of stock of the Company, or otherwise acting hereunder, with respect to such shares, but shall not be liable to the holders of Voting Trust Certificates for errors of law or of any thing done or suffered or omitted in connection therewith, except for his own individual willful misconduct. The Voting Trustee shall act with due care and shall act in compliance with all applicable laws, but shall not be bound by the prudent person rule or any equivalent rule imposing fiduciary liability. The Voting Trustee shall not be required to give any bond or other security for the discharge of his duties.

         Specifically, Voting Trustee shall not be liable for any loss, liability, expense or damage to the Company or the stock occasioned by such Voting Trustee's acts or omissions undertaken or omitted in good faith (including, without limiting the generality of the foregoing, acts or omissions in reliance on opinion of counsel). The Voting Trustee may rely upon any notice, certificate, will, affidavit, letter, telegram, or other paper or document believed by him to be valid or genuine, or upon any evidence deemed by him to be sufficient, in making any payment, allocation or distribution hereunder. No successor Voting Trustee shall be personally liable for any act or omission of any predecessor Voting Trustee. Any successor Voting Trustee shall have all the rights, duties and powers granted to the original Voting Trustee hereunder.


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         9. Dividends.

                  (a) During the term of the Voting Trust, the holder of each Voting Trust Certificate shall be entitled to receive from the Company payments equal to the cash dividends, if any, receivable by the Voting Trustee upon that number and class of shares of capital stock of the Company as is represented by such Voting Trust Certificate. If any cash dividend is paid to the Voting Trustee, the Voting Trustee shall pay such dividend to those holders registered as such on the transfer books of the Voting Trustee at the close of business on the day fixed by the Company for the taking of a record to determine those holders of the Company stock entitled to receive such dividend. Such distributions shall be made to such holders of Voting Trust Certificates in accordance with the number of shares represented by their respective Voting Trust Certificates.

                  (b) If any dividend in respect of the stock deposited with the Voting Trustee is paid, in whole or in part, in stock of the Company having general voting powers, the Voting Trustee shall likewise hold, subject to the terms of this Voting Trust Agreement, the certificates for stock which are received by it on account of such dividend, and the holder of each Voting Trust Certificate representing stock on which such stock dividend has been paid, shall be entitled to receive a Voting Trust Certificate, issued under this Voting Trust Agreement, for the number of shares received with respect to such stock. Holders entitled to receive the dividends described above shall be those registered as such on the transfer books of the Voting Trustee at the close of business on the day fixed by the Company for the taking of a record to determine those holders of Company stock entitled to receive such dividends.

                  (c) If any dividend or distribution in respect of the stock deposited with the Voting Trustee is paid other than in cash or in capital stock having general voting powers (including distributions in respect to the dissolution or partial or total liquidation of the Company), then the Voting Trustee shall distribute the same among the holders of Voting Trust Certificates registered as such on the transfer books of the Voting Trustee at the close of business on the day fixed by the Company for the taking of a record to determine the holders of Company stock entitled to receive such distribution. If such a distribution is a result of the dissolution or in total liquidation of the

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Company the Voting Trustee may in his discretion deposit such monies, securities, rights or property with any bank or trust company doing business in the United States of America with authority and instructions to distribute the same as above provided, and upon such deposit all further obligations or liabilities of the Voting Trustee in respect of such monies, securities, rights or property so deposited shall cease.

                  (d) If the Company does not fix a record date with respect to a dividend or distribution, the actual date of the distribution of such dividend or distribution by the Company shall be deemed the record date.

         10. Subscription Rights.

                  In case any stock or other securities of the Company are offered for subscription to the holders of capital stock of the Company deposited hereunder, the Voting Trustee, promptly upon receipt of notice of such offer, shall mail a copy thereof to each of the holders of the Voting Trust Certificates. Upon receipt by the Voting Trustee, at least five (5) days prior to the last day fixed by the Company for subscription and payment, of a request from any such registered holder of a Voting Trust Certificate to subscribe in his behalf, accompanied with the sum of money required to pay for such stock or securities (not in excess of the amount subject to subscription in respect of the shares represented by the Voting Trust Certificate held by such certificate holder), the Voting Trustee shall make such subscription and payment, and upon receiving from the Company the certificates for shares or securities so subscribed for, shall issue to such holder a Voting Trust Certificate in respect thereof if the same be stock having general voting powers, but if the same be securities other than stock having general voting powers, the Voting Trustee shall mail or deliver such securities to the certificate holder in whose behalf the subscription was made, or may instruct the Company to make delivery directly to the certificate holder entitled thereto.

         11. Expenses.

                  The Voting Trustee shall be entitled to reimbursement for its expenses incurred in performance of its duties hereunder. If the Voting Trustee becomes involved in litigation on account

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of this Voting Trust Agreement it shall have the right to retain counsel. The
Voting Trustee shall have a lien on all stock, cash and other property held pursuant to the Agreement for any and all costs, attorneys' fees, charges, disbursement and expenses incurred by the Voting Trustee in connection with this Voting Trust Agreement. The holders of Voting Trust Certificates agree to pay the Voting Trustee on demand such costs, attorneys' fees, charges, disbursements and expenses with each holder being responsible for that portion equal to the portion that the number of shares represented by his Voting Trust Certificate represent of the total number of shares which all the Voting Trust Certificates represent. In the event one of the holders of a Voting Trust Certificate shall fail to pay his share of the Voting Trustee's costs and expenses within fifteen
(15) days of his receipt of a demand therefor, such amount shall be treated as a business loan from the Voting Trustee to the party who has failed to pay his share of the Voting Trustee's fees and expenses. Such loan shall accrue interest from the date of such holder's receipt of the demand from the Voting Trustee for payment at the variable rate of interest equal to the sum of the corporate base rate (as announced from time to time by PNC Bank, National Association) plus an additional four (4) percentage points and shall be immediately due and payable. Such loan may be enforced against such defaulting party in a court of competent jurisdiction (and the costs of collection, including attorneys fees, shall be paid by such defaulting party or by right of set off). The Voting Trustee shall not transfer any Voting Trust Certificate with respect to which any costs or expenses are owed. In the event any such loan or any amount is outstanding as of the date of the termination of this Agreement with respect to a Voting Trust Certificate, the Voting Trustee may refuse to surrender the stock of the Company or other property held with respect to such certificate until such amount is paid in full with interest as herein provided.

         12. Notice.

                  (a) Any notice to the holders of the Voting Trust Certificates hereunder shall be deemed given on the date delivered, if delivered in person, or on the date deposited with the U.S. Postal Service, if enclosed in postpaid envelopes and sent by registered or certified mail, return

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receipt requested, addressed to such holders at their respective addresses appearing below their signatures on the signature page of this agreement, or at such other address of which a holder shall notify the Voting Trustee in accordance with the provisions of Paragraph (c).

                  (b) The Registered Office of the Company shall mean the Registered Office of the Company in the State of Indiana as required to be maintained by the Company pursuant to provisions of Indiana corporate law. Any document required to be deposited in the Registered Office of the Company shall be deposited in such offices.

                  (c) Any notice to the Voting Trustee hereunder shall be deemed to be sufficiently given on the date delivered, if delivered in person to the Voting Trustee or on the date deposited with the U.S. Postal Service, if enclosed in a postpaid envelope and sent by registered or certified mail, return receipt requested, addressed to the Voting Trustee at _________________ _______________ or to such other address as the Voting Trustee may designate by notice in writing to the holders of the Voting Trust Certificates in accordance with Section (a) (the "Principal Office of the Voting Trustee").

                  (d) All distributions of cash, securities, or other property hereunder by the Voting Trustee to the holders of Voting Trust Certificates may be sent in the same manner as hereinabove provided for the giving of notices to the holders of Voting Trust Certificates.

         13. Books and Records.

                  Copies of this Voting Trust Agreement, and of every agreement supplemental hereto or amendatory hereof, shall be filed with the Company at the Registered Office of the Company and with the Voting Trustee at the Principal Office of the Voting Trustee, and shall be open to the inspection of any stockholder of the Company, daily during business hours.

         14. Continuing Agreement.

                  All Voting Trust Certificates issued as herein provided shall be issued, received and held subject to all the terms of this Voting Trust Agreement. Every person, firm or corporation, including their successors and assigns, that deposits stock of the Company with the Voting Trustee

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and is entitled to receive Voting Trust Certificates representing such shares, upon accepting the Voting Trust Certificates issued hereunder, shall be bound by the provisions of this Voting Trust Agreement as if such had actually been a signatory hereto, without the further agreement of the Voting Trustee or of the holders of the other Voting Trust Certificates at such time.

         15. Miscellaneous.

                  Wherever necessary or proper herein the singular imports the plural or vice versa, and masculine, feminine and neuter expressions are interchangeable. This Agreement shall be interpreted according to the laws of the State of Ohio (without regard to its choice of law rules). This Agreement constitutes the entire Agreement between the parties; and it may be amended only by a written document executed by the Voting Trustee and all parties then holding Voting Trust Certificates. This Agreement shall be binding upon, and shall inure to the benefit of, the heirs, executors, assigns, transferees, and successors in interest of the parties hereto, notwithstanding the death, bankruptcy or incompetency of any party. Any reference to a section number in this Agreement shall be deemed to be to sections in this Agreement. The section titles used herein are provided for informational purposes only and shall affect neither the meaning of the terms nor the intent of the parties. This Agreement may be executed in one or more counterparts, all of which shall be deemed one original document. Any portion of this Agreement which shall be deemed void, or unenforceable, or contrary to public policy, shall be deemed severed from this Agreement.

         16. Transferability.

                  The Voting Trustee agrees that it shall not allow any Voting Trust Certificate to be transferred if such transfer would result in a violation by a Stockholder of federal or state securities laws treating his Voting Trust Certificate as if it were the common stock of the Company. In furtherance of the preceding sentence, the Stockholders hereby agree that the Voting Trustee shall be entitled to rely on an opinion of counsel furnished by a Stockholder who wishes to assign his Voting Trust Certificate that a proposed transfer of a Voting Trust Certificate is not in violation of

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state and federal securities laws, treating his Voting Trust Certificate as is it were the common stock of the Company.

                  IN WITNESS WHEREOF, the Stockholder and the Voting Trustee have executed this Voting Trust Agreement as of the above date.

THE VOTING TRUSTEE:                   THE STOCKHOLDER:

                                      CECO GROUP, INC.

Richard J.  Blum                       By: Phillip Dewirek
----------------------------               -------------------------------
Richard J. Blum                            Phillip DeZwirek, President






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